UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reportedly): June 10, 2010

OCEAN BIO-CHEM, INC.
(Exact name of registrant as specified in charter)

Florida	0-11102	59-1564329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
(Address of principal executive office     Zip Code)

(954) 587-6280
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Below is the results of  voting  from the shareholders annual meeting held on June 4, 2010, for the proposals in the 2010 Proxy Statement.

			Abstain
	For	Against	or Withheld
Proposal 1
To elect nine directors to serve until the 2011 Annual Meeting of Shareholders or until their successors shall be elected and qualified;	5,845,342	-----	67,531

Proposal 2.
To approve and ratify the issuance of restricted common stock issued to employees as compensation	5,784,621	108,591	17,578

Proposal 3.
To approve and ratify the issuance of Non-Qualified Director’s Stock Options	5,909,673	124,475	17,312

Proposal 4.
Approval for the appointment of Kramer,	6,647,523	20,122	22,466
Weisman & Associates, Certified Public Accountants
& Consultants, as independent auditors for the year
ending December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2010                                                                           Ocean Bio-Chem, Inc.

By: /s/ Jeffrey S. Barocas
Name: Jeffrey S. Barocas
Title: Chief Financial Officer